2
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported)  January 24, 2006
                                     -------

                                             EVOLVE ONE, INC.
                                             ----------------
              (Exact Name of Registrant as Specified in Its Charter)

                              Delaware
                              --------
                 (State or Other Jurisdiction of Incorporation)

             0-26415                                 13-3876100
          ----------                              -------------
     (Commission  File  Number)               (IRS  Employer Identification No.)

          P.O. Box 859, Tallevast, Florida                            34270
          --------------------------------                         --------
(Address of Principal Executive Offices)                              (Zip Code)

                               (941)  251-2720
                         ---------------------
              (Registrant's Telephone Number, Including Area Code)

                 1000  Clint  Moore Road, Suite 101, Boca Raton, Florida   33487
          ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [__]     Written  communications  pursuant to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [__]     Pre-commencement  communications  pursuant  to Rule 14d-2(b) under the  Exchange  Act  (17  CFR  240.14d-2(b))

     [__]     Pre-commencement  communications  pursuant  to Rule 133-4(c) under the  Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     The Company has issued to Diversifax Inc., an affiliate of the Company's president, 3,253,875 common shares pursuant to its previously announced management agreement dated March 15, 2005. Inasmuch as the share issuance was to an affiliate of the Company, the issuance was exempt from registration under the Securities Act of 1933 by virtue of Section 4(2) of that Act.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EVOLVE  ONE,  INC.



     By:     /s/  Irwin  Horowitz
             --------------------
                                         Irwin  Horowitz,  President


DATED:  January  24,  2006